Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 8, 2003

                          JOS. A. BANK CLOTHIERS, INC.
            (Exact name of registrant as specified in its character)

        Delaware                                         36-3189198
        --------                                         ----------
 (State of Incorporation)                           (I.R.S. Employer
                                                    Identification No.)

         500 Hanover Pike, Hampstead, MD                     21074
         -------------------------------                     -----
         (Address of principal executive offices)            (zip code)

                                 (410) 239-2700
              (Registrant's telephone number, including area code)




ITEM 9. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

In accordance with guidance from the Securities and Exchange Commission in Release number 33-8216, the information furnished under this Item 9 ("Regulation FD Disclosure") is intended to be furnished under Item 12 ("Results of Operations and Financial Condition"). The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

On May 8, 2003, Jos. A. Bank Clothiers, Inc. issued a press release (the "Press Release") in which the Company announced, among other things, certain results of operations for the first quarter ended May 3, 2003. A copy of the Press Release is attached as Exhibit 99.1.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Jos. A. Bank
                                    Clothiers, Inc.
                                    (Registrant)

                                    By:   /s/ Robert N. Wildrick
                                     ------------------------------------
                                    Robert N. Wildrick
                                    Chief Executive Officer and Director

Dated:  May 9, 2003

EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------
99.1              JOS. A. BANK CLOTHIERS POSTS 13.9% SALES INCREASE IN APRIL
                  2003
                  Company Expects To At Least Meet Consensus Analyst Earnings
                  Estimate Of $.28 Per Share In The First Quarter of 2003